Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1
AMENDMENT NO. 02 to
NEGOTIATED PURCHASE ORDER TERMS AND CONDITIONS
FOR CLINICAL AND COMMERCIAL PRODUCT

This Amendment No. 02 to the Negotiated Purchase Order Terms and Conditions for Clinical and Commercial Product, with a last signed date of January 13, 2022, (“Amendment”) is made effective as of March 31, 2024 (“Amendment Effective Date”) by and between Fresenius Kabi, LLC, a Delaware company having a principal place of business at Three Corporate Drive, Lake Zurich, IL 60047 (“FRESENIUS KABI”), and AADi Bioscience, Inc., a Delaware corporation having a principal address at 17383 Sunset Blvd., Suite A 250, Pacific Palisades, CA 90272 (“AADI” or “Customer”). Fresenius Kabi and AADI may hereafter be referred to collectively as the “Parties” and individually as a “Party.”
WHEREAS, FRESENIUS KABI and AADI are Parties to the Negotiated Purchase Order Terms and Conditions for Clinical and Commercial Product with a last signed date of January 13, 2022, as amended by Amendment 01 effective as of August 1, 2022 (“Agreement” or “Negotiated Terms and Conditions for Commercial Product”); and
WHEREAS, the Parties mutually desire to amend, modify and restate certain terms and conditions of the Agreement.
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is mutually agreed as follows:
1.DEFINITIONS
Unless otherwise defined herein, capitalized words in this Amendment shall have the meaning attributed to them in the Agreement.
2.AMENDMENTS
The Parties agree that, as of the Amendment Effective Date, the Agreement is further amended as set forth in this Section 2.
2.1The second paragraph on page 1 of the Agreement shall be deleted and replaced by the following new paragraph:
“AADI shall submit firm purchase orders, subject to the Negotiated Terms and Conditions for Commercial Product, to FRESENIUS KABI pursuant to the Forecast (defined below) specified in Exhibit G for (i) any clinical or commercial products manufactured at [***] batch size, defined in Exhibit A for the Territory (“Product”) and (ii) any products manufactured at [***] batch size (“[***] Product”). Such purchase orders are to be submitted by AADI according to the Forecast in Exhibit G (i) no later than [***] prior to the intended manufacturing date for Product and [***] Product as specified in the Forecast; or (ii) no less than [***] prior to the intended manufacturing date if AADI requests a manufacturing date in [***]; with the understanding that as relevant to this subparagraph (ii), the Parties agree that manufacture will only occur in [***] if, at least [***] prior to AADI’s submission of the required purchase order, all implementation activities related to manufacture as described in Amendment 02 of AAD-ABI-DEV-03 are completed and the Parties have agreed to testing protocol. Pursuant to this Agreement, each purchase order shall specify AADI’s purchase order number, Product and/or [***] Product being ordered, the requested manufacturing date according to the binding Forecast, the requested delivery date (subject to the conditions set forth in this Section), delivery instructions, price, shipping and invoice address of AADI or AADI’s designated recipient, and other applicable invoice information as agreed to by the Parties in writing. The requested delivery date shall be no earlier than [***] after the requested manufacturing date (considering [***] for batch record review by AADI and [***] for one additional batch record review by FRESENIUS KABI based on AADI comments), provided that no regulatory approval is required for release of such Product or [***] Product. For purposes of this Agreement, reference to manufacturing date(s) or date of manufacture means the date on which the water draw is taken for the human albumin formulation for the particular Product or [***] Product.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1
All purchase orders shall be in writing and shall be confirmed or declined by FRESENIUS KABI in writing at the latest [***] after receipt of each firm purchase order. If FRESENIUS KABI cannot agree to AADI’s proposed manufacturing date or delivery date, FRESENIUS KABI may decline the purchase order, and the Parties shall negotiate in good faith a new manufacturing or delivery date. In the event an alternative manufacturing date is not commercially reasonable within the term of the Agreement for any reason (including but not limited to the unavailability of completed method implementation or documentation required for manufacture), FRESENIUS KABI shall not be obliged to manufacture any batches outside the term of the Agreement or with a manufacturing date outside the term of the Agreement. FRESENIUS KABI may elect not to manufacture Product and/or [***] Product for any confirmed purchase orders if any outstanding invoice(s) payable by AADI exceed [***] (USD). In such instance, the Parties shall agree on an alternative manufacturing date as soon as AADI has settled the outstanding invoice(s).”
2.2The last sentence of Section 1 (Purchase Order) of the Agreement shall be deleted and replaced by the following sentences:
“Notwithstanding anything to the contrary, AADI agrees that for (i) any Product or (ii) any [***] Product, specified in the Forecast in Exhibit G and still requiring regulatory approval for clinical or commercial release as of the manufacturing date, FRESENIUS KABI may invoice and AADI shall pay FRESENIUS KABI, based on the purchase order for Product or [***] Product under this Agreement, [***] of monies owing for such batches on the manufacturing date, and the remaining monies upon availability of analytical testing data and closure of deviations with AADI acceptance, based on final yield or on filling yield, if Product or [***] Product is packaged only after regulatory approval, independent of the availability of regulatory approval for such batches. FRESENIUS KABI shall base the [***] it invoices under this Section on the target number of vials identified in the relevant purchase order submitted under this Agreement. If the actual yield delivered to AADI under the purchase order falls below the amount invoiced to AADI under this Section, FRESENIUS KABI shall credit AADI the difference between the actual yield and invoiced amount at the time the relevant Product or [***] Product has received approval, is released and been delivered to AADI. Invoices shall be payable by AADI within [***] days from receipt of the applicable invoice.”
2.3Section 2 (Entire Agreement) of the Agreement shall be deleted and replaced by the following new Section 2:
“2) Entire Agreement: Except as expressly set forth in writing executed by the Parties, the purchase order along with these Negotiated Terms and Conditions for Commercial Product, the Quality Agreement, and the Side Letters entered on July 16, 2020 and October 31, 2023 between AADI, FRESENIUS KABI and Abraxis Bioscience, LLC, a Delaware limited liability company and wholly owned subsidiary of Celgene Corporation, constitute the entire agreement between AADI and FRESENIUS KABI regarding the subject matter of the purchase order, and no modification or termination hereof shall be binding unless agreed to in writing and signed by a duly authorized officer or duly authorized representative of AADI and FRESENIUS KABI. For clarity, the Parties entered into Negotiated Purchase Order Terms and Conditions, with a last signed date of July 27, 2020, and Amendment 01 thereto, effective on October 27, 2020 (“Prior NTCs”) applicable to the manufacture and supply of Product for development and clinical uses; the Prior NTCs shall continue in full force and effect regarding the subject matter therein. The Negotiated Terms and Conditions for Commercial Product shall supersede and control any general terms and conditions in any form of purchase order or any other business forms used by the Parties for the purposes of ordering, acknowledging, invoicing or shipping Product. Any additional, different, or inconsistent general terms and conditions contained in any purchase order, form, acknowledgment, acceptance, or confirmation are hereby objected to and rejected. Subject to the foregoing, the Parties may elect to have these Negotiated Terms and Conditions for Commercial Product superseded in their entirety by the terms and conditions of the commercial manufacturing agreement, if executed.”
2.4Section 3 (Forecasts and Facility Relocation) shall be deleted and replaced by the following new Section 3:
“3) Forecasts and Facility Relocation:

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1
a.FRESENIUS KABI acknowledges that it has received from AADI an updated forecast for required manufacturing slots (“Product Manufacturing Timing Estimates” or “Forecast”) setting forth AADI’s good faith estimate of its expected timing of manufacture of Product and [***] Product for the period beginning on the Effective Date and concluding [***] as specified in Exhibit G.
b.The Forecast shall be binding, and AADI shall submit an appropriate purchase order for the Product and [***] Product, respectively, consistent with the second paragraph on page 1 of the Agreement. Changes to the Forecast, if any, need to be in the form of an amendment to the Agreement executed by AADI and FRESENIUS KABI.
c.The FRESENIUS KABI facility for manufacture of Product and [***] Product is located in Grand Island, NY. Part or all of the release testing of Product and [***] Product will be performed by the FRESENIUS KABI facility in Melrose Park, IL and as specified in detail in the Quality Agreement.
d.FRESENIUS KABI shall provide manufacturing capacity per calendar month for a total of [***] batches including for (i) Product, (ii) any [***] Product, and (iii) any batches to be manufactured as part of the Line 13 development agreement (being negotiated between the Parties). For calendar months with production shut down(s), FRESENIUS KABI shall have flexibility to move manufacture of [***] batch to an alternate calendar month. In the event that demand by AADI exceeds the manufacturing capacity, the Parties shall negotiate in good faith how to proceed. For clarity, there is no obligation for FRESENIUS KABI to provide any manufacturing capacity after the term of this Agreement.
e.FRESENIUS KABI and AADI shall use commercially reasonable efforts to develop a detailed timeline and plan to transfer manufacture of Product or [***] Product to Line 13 of FRESENIUS KABI’s manufacturing facility at Grand Island, NY.”
2.5Section 7 (Quality; Warranty), shall be deleted and replaced by the following new Section 7:
“7 (Quality; Warranty):
a.The Parties have entered into a Fresenius Kabi - Aadi Bioscience Quality Agreement dated 28 July, 2020 (the “Quality Agreement”). The Parties shall use good faith efforts to enter into an amendment of the Quality Agreement prior to the GMP manufacture of any Product or [***] Product by FRESENIUS KABI and prior to the confirmation of the purchase order related to GMP manufacture of any Product or [***] Product. Manufacture and supply of all Product or [***] Product under this purchase order shall be subject to the Quality Agreement. If there is a conflict between the terms of this purchase order and the Quality Agreement, the Quality Agreement shall govern in relation to technical and quality issues and this purchase order shall govern for all other purposes.
b.FRESENIUS KABI represents, warrants and agrees that:
i.upon delivery of Product, and provided that regulatory approval for the Product does not modify the Specifications as of the Effective Date, the Product shall conform to the Specifications and shall have been manufactured in accordance with GMP, all applicable laws, rules and regulations, and the Quality Agreement. Notwithstanding anything to the contrary, the representations and warranties provided by FRESENIUS KABI in this Agreement do not apply to Product or [***] Product requiring regulatory approval for clinical or commercial release at the time of the manufacturing date. Further, FRESENIUS KABI does not guarantee regulatory approval will be obtained for any such Product or [***] Product and shall not be liable or responsible for any batch costs to AADI or any other third party in the event Product or [***] Product requiring regulatory approval for clinical or commercial release at the time of the manufacturing date, fails to receive regulatory approval.
ii.FRESENIUS KABI will maintain all government registrations, permits, licenses and approvals necessary for FRESENIUS KABI to manufacture and supply Product or [***] Product to AADI for commercial use in the Territory or otherwise perform its obligations under this purchase order, provided that AADI obtains all required regulatory approval for the Product or [***] Product,

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1

iii.title to the Product or [***] Product will pass free and clear of any security interest, lien or other encumbrance, and
iv.neither FRESENIUS KABI nor any of its employees have been “debarred” or subject to a similar sanction from any regulatory authority nor have any debarment proceedings against FRESENIUS KABI or any of its employees been commenced. FRESENIUS KABI will promptly notify AADI in writing if any government registrations, permits, licenses and approvals necessary for FRESENIUS KABI to manufacture and supply Product to AADI are revoked or suspended or if FRESENIUS KABI or any of its employees are debarred. FRESENIUS KABI shall not engage any subcontractor to perform any services under this purchase order without the prior written consent of AADI.
c.AADI represents, warrants and agrees that:
i.The performance of AADI’s responsibilities under this Agreement and AADI’s use of the Products and or [***] Product comply with all Applicable Laws;
ii.the Supplied Materials are, at the time of delivery, free from liens, defects, and in accordance with authorization from all relevant health/regulatory authorities and with all specifications agreed to by the Parties for the Supplied Materials;
iii.to AADI’s knowledge, the use of the AADI background intellectual property in the conduct and the provision of the Services will not violate any patent, trade secret or other proprietary or intellectual property rights of any third party that has not consented to the provision of the Services and it will promptly notify FRESENIUS KABI in writing should it become aware of any claims asserting such violation; and
iv.AADI has not and will not use or commercialize Product and or [***] Product purchased hereunder outside the Territory.
Except as expressly set forth in this Agreement, neither Party makes any representations or extends any warranties of any kind, either express or implied, including warranties of merchantability, fitness for a particular purpose, or non-infringement.
2.6Section 12 (Payment) shall be deleted and replaced by the following new Section 12:
“12) Payment: Except to the extent there exists a good faith dispute with an invoice amount, AADI shall pay each invoice within [***] from the date of receipt of the applicable invoice in US Dollars; an invoice shall not be issued until the release of the applicable Product or [***] Product by AADI as agreed upon in the Quality Agreement, unless otherwise permitted in this Agreement. If applicable, such release shall be provided by AADI within [***] of receipt of all documents from FRESENIUS KABI in accordance with AADI’s requirements as specified in the Quality Agreement but considering no more than one review cycle of documents. Unless otherwise set forth in these Negotiated Terms and Conditions for Commercial Product (including Exhibits A through G, as well as any future exhibits thereunder), FRESENIUS KABI shall invoice AADI for [***] of the total value of the purchase order no earlier than [***] prior to the manufacturing date of Product or [***] Product covered by such invoice, and shall invoice AADI for the remaining [***] of the total value of the purchase order upon delivery of the final released Product, unless otherwise agreed between the Parties in writing.
Notwithstanding anything to the contrary in this Agreement, FRESENIUS KABI may invoice any Product or [***] Product (i) that has been released by AADI as agreed in the Quality Agreement but is not delivered to AADI within [***] after its release, or (ii) if the no deviations are triggered by AADI within [***] from the date on which FRESENIUS KABI has provided the relevant executed batch record and release testing data, or (iii) if FRESENIUS KABI has provided executed batch records and release testing data to AADI for Product but regulatory approval for a Product Change has not been received from the relevant regulatory authority.
Such invoice shall be paid by AADI in U.S. Dollars within [***] from the date of receipt of the applicable invoice. In the event the Parties agree in writing that Product is stored for an agreed period of time at FRESENIUS KABI after release, fees as described in Section 14 apply.”

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1

2.7The following sentences shall be added to the end of Section 17 (Inspection and Acceptance) as new separate paragraphs:
This Section 17 shall apply only for Product already approved by the respective regulatory authority at the time of the manufacturing date.
Notwithstanding anything to the contrary in this Agreement, FRESENIUS KABI shall not be obliged to replace or manufacture any batches outside the term of the Agreement or with a manufacturing date outside the term of the Agreement.
2.8Section 31 (Term; Termination) shall be deleted and replaced by the following new Section 31:
31) “Term; Termination: The term of this Agreement begins upon FRESENIUS KABI’s acceptance of the purchase order and continues until July 31, 2024, subject to the terms that survive expiration or termination of this Agreement (i.e., Sections 2, 4, 19, 21, and 26-31), provided that purchase orders have been placed by AADI pursuant to the second paragraph on page 1 and the terms of this Agreement.
Upon expiration or termination of this Agreement, no Party shall have any obligation to make any further payments to the other, except for amounts accrued prior to expiration or termination. Further, any purchase orders for Product or [***] Product confirmed by FRESENIUS KABI with a batch manufacturing date prior to expiration or termination of the term of this Agreement shall be delivered by FRESENIUS KABI and shall be paid by AADI in full pursuant to this Agreement. Except as otherwise agreed upon by the Parties and except for any purchase order AADI may submit requesting a manufacturing date in [***], AADI may terminate a purchase order submitted under this Agreement within [***] of FRESENIUS KABI’s confirmation of the purchase order. AADI may not terminate a confirmed purchase order under this Agreement after such [***] period.”
2.9The Agreement shall be amended to add the following new Section 32 (Development Risks):
32) Development Risks: The Parties agree and understand that Product or [***] Product requiring regulatory approval for clinical or commercial release at the time of the manufacturing date is subject to special development risks and FRESENIUS KABI cannot guarantee development or release success. The Parties agree and understand that neither Party warrants or guarantees that a marketable product shall result in Product or [***] Product. In the case of changes in manufacturing process or Specifications, both Parties shall use good faith efforts to come to a mutual agreement on the further proceeding, amended timelines and additional costs, provided that FRESENIUS KABI shall not be required to continue performance under this purchase order if the Parties are unable to come to such mutual agreement.
2.10The Agreement shall be amended to add the following new Section 33 (Inspection and Acceptance for Product and [***] Product still requiring regulatory approval for clinical or commercial release at the time of the manufacturing date):
33) Inspection and Acceptance for Product and [***] Product still requiring regulatory approval for clinical or commercial release at the time of the manufacturing date (together “Non-Approved Product”). Notwithstanding anything to the contrary in the Agreement:
FRESENIUS KABI is only liable for costs of Supplied Materials if Non-Approved Product did not comply to Non-Approved Product Specifications due to: (i) FRESENIUS KABI’s failure to comply with GMP for the relevant regulatory authority; (ii) FRESENIUS KABI’s gross negligence or willful misconduct; or (iii) FRESENIUS KABI’s negligent failure to follow documented procedures agreed between the Parties or required under GMP for manufacture, testing and release of the Non-Approved Product, including the testing and release requirements for raw materials set forth in the Quality Agreement. In the event of (i) or (iii) under this Section, Section 21 (Limitation on Liability) applies. No additional liability in the event of recalls of Non-Approved Product shall apply.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1
Except for the circumstances described under subparagraph (i), (ii), or (iii) of this Section 33, AADI shall be responsible for payment of Non-Approved Product under the terms of this Agreement. FRESENIUS KABI is not obliged to provide replacement for any defective Non-Approved Product. In the event FRESENIUS KABI agrees in writing to a replacement batch for Non-Approved Product (including and not limited on costs and associated timelines), Supplied Materials shall be provided free of charge by AADI.
2.11 To the extent a provision of the Agreement is not addressed under this Amendment, any obligations under such provision by FRESENIUS KABI and AADI that apply for Product shall apply also for [***] Product.
2.12 Exhibit B (“Delivery And Order Requirements”) shall be deleted and replaced with Exhibit B attached to this Amendment.
2.13 Exhibit C shall be deleted and replaced with Exhibit C attached to this Amendment.
2.14 Exhibit G shall be deleted and replaced with Exhibit G attached to this Amendment.
3.INTEGRATION
Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment.
4.APPLICABLE LAW & JURISDICTION
This Amendment shall be governed by, and construed in accordance with, the laws which govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.
[signature page follows immediately hereafter]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1
IN WITNESS WHEREOF, each Party is signing this Amendment on the date stated opposite that Party’s signature.

AADi Bioscience, Inc.

By: _/s/ David Lennon______ Date:_April 1, 2024______
Name: David Lennon
Title: Chief Executive Officer
AADi Bioscience, Inc.

By: _/s/ Scott Giacobello______ Date:_April 1, 2024_______
Name: Scott Giacobello
Title: Chief Financial Officer

Fresenius Kabi, LLC

By: _/s/ Anthony Pavell_______ Date:__March 29, 2024_____
Name: Anthony Pavell
Title: Plant Manager

Fresenius Kabi, LLC

By: _/s/ Saleem Farooqui_________ Date:__April 1, 2024_______
Name: Saleem Farooqui
Title:

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1
Exhibit B
DELIVERY AND ORDER REQUIREMENTS

1.Delivery Term (Incoterms® 2020)
Product Delivery / [***] Product Delivery: FCA (Incoterms® 2020) FRESENIUS KABI facility in Grand Island, NY.
All data loggers for the transport will be purchased by FRESENIUS KABI and will be invoiced at actual costs to Customer.

FRESENIUS KABI shall provide the following documents upon delivery of Product or [***] Product:
•Certificate of Analysis,
•Certificate of Conformity, and
•Packaging list.
Warehouse addresses:
TBD
[…]
2.With regard to packaging, labelling and export documentation requirements, the provisions of the Quality Agreement shall apply.
3.Order quantities and Batch
Order quantity per order: [***] of Product or [***] Product
4.Order quantities per calendar month
Maximum order quantity per calendar month: [***] (as described immediately above in paragraph 3). If in any calendar month FRESENIUS KABI cannot produce a batch pursuant to the Forecast due to unavailable manufacturing capacity, FRESENIUS KABI and AADI shall discuss in good faith potential manufacturing dates for such batch in the remaining part of term of the Agreement.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1
Exhibit C
PRICING AND PAYMENT

1.Price
The “PRICE TABLE” below identifies the price per unit of Product based on a batch size of [***] and [***], respectively.
PRICE TABLE – [***]:
[***]

PRICE TABLE – [***]:
[***]
Assumptions for Product and [***] Product prices include but are not limited to:
[***]

2.Invoice Currency
US Dollar ($)
3.Price Term
Price reviews shall be performed after the 1st of October of each given calendar year and shall be effective as of the 1st of January of each following year.
4.Payment details
Payment shall be made according to Section 12 of the Agreement. Payment shall be made to FRESENIUS KABI.
For non-ordered quantities of Product or [***] Product under the Forecast, AADI shall pay the price per unit of Product or [***] Product defined in this Exhibit C and as annually adjusted.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1
Exhibit G
FORECAST 2024 (“Product Manufacturing Timing Estimates” for 2024)

Batch #	Month/Year	Batch Size	Target Vials	Description
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]